                                                                    EXHIBIT 4.19

REDEEMABLE SERIES 2 CLASS B COMMON SOTCK


   NUMBER                                                            DIVIDEND
------------                                                     ---------------

------------                                                     ---------------

                                       See reverse side for certain definitions.


          THE MANDATORY REDEMPTION PROVISIONS, DIVIDEND RIGHTS, VOTING POWERS, PREFERENCES, LIMITATIONS, RESTRICTIONS AND OTHER RIGHTS OF THE SERIES 2 CLASS B COMMON STOCK OF THE CORPORATION ARE SET FORTH IN FULL IN THE CERTIFICATE OF DESIGNATION OF THE SERIES 2 CLASS B COMMON STOCK OF THE CORPORATION, WHICH IS ON THE FILE WITH THE SECRETARY OF STATE OF THE STATE OF NEVADA AND AVAILABLE FREE OF CHARGE FROM THE SECRETARY OF THE CORPORATION UPON THE REQUEST OF ANY STOCKHOLDER OF THE CORPORATION.


                            JAG Media Holdings, Inc.

               INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA


This certifies that






is the owner of


       FULLY PAID AND NON-ASSESSABLE SHARES OF REDEEMABLE SERIES 2 CLASS B
                  COMMON STOCK $0.00001 PAR VALUE PER SHARE, OF

============================JAG Media Holdings, Inc.============================

transferable on the books of the Corporation by said owner in person or by his duly authorized attorney upon the surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to the provisions of the Articles of Incorporation and the Bylaws of the Corporation, as amended, copies of which are on file at the office of the Transfer Agent of the Corporation, and to which reference is hereby expressly made and to all of which the holder hereof by acceptance of this certificate hereby assents. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     Witness the facsimile of the Corporation's seal and the facsimile signatures of its duly authorized officers.

Dated:

                        JAG Media Holdings, Inc. SEAL

-----------------------------------          -----------------------------------
PRESIDENT, CHIEF OPERATING OFFICER                   CHAIRMAN AND CHIEF
AND SECRETARY                                        EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED
TRANSFER ONLINE
317 SW ALDER STREET
2ND FLOOR
PORTLAND, OR 97204

TRANSFER AGENT
AND REGISTRAR

AUTHORIZED
SIGNATURE

                            JAG Media Holdings, Inc.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM   - as tenants in common
TEN ENT   - as tenants by the entireties
JT TEN    - as joint tenants with right of
            survivorship and not as tenants
            in common

UNIF GIFT MIN ACT-________CUSTODIAN________
                 (Cust)           (Minor)
                 under Uniform Gifts to Minors
                 Act._________________________
                              State

UNIF TRANS MIN ACT-________CUSTODIAN________
                   (Cust)           (Minor)
                   under Uniform Gifts to Minors
                   Act._________________________
                                State


     Additional abbreviation may also be used though not in the above list.

For value received, _______________________hereby sell(s), assign(s) and transfer(s) unto


PlEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
_______________________________________

_______________________________________


________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________shares of the Redeemable Series 2 Class B Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
________________________________________________________________________________

________________________________________________________________________________
Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Date______________________


                             _________________________________________________
                             NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                     CORRESPOND WITH THE NAME(S) AS WRITTEN
                                     UPON THE FACE OF THE CERTIFICATE IN EVERY
                                     PARTICULAR, WITHOUT ALTERATION OR
                                     ENLARGEMENT OR ANY CHANGE WHATEVER

SIGNATURE(S) GUARANTEED

By________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION, (Banks,
Stockbrokers, Savings and Loan
Associations and Credit Unions) WITH
MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM PURSUANT TO
S.E.C. RULE 17Ad-15.